SSGA Funds

SUPPLEMENT DATED AUGUST 24, 2016

TO THE

PROSPECTUSES, SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 18, 2015, AS SUPPLEMENTED

SSGA MONEY MARKET FUND

Class N (SSMXX)

SSGA PRIME MONEY MARKET FUND

Class N (SVPXX)

SSGA U.S. GOVERNMENT MONEY MARKET FUND

Class N (SSGXX)

SSGA U.S. TREASURY MONEY MARKET FUND

Class N (SVTXX)

(each a “Fund,” and collectively the “Funds”)

At a joint special meeting of the shareholders of the Funds on August 22, 2016, the shareholders of Class N of each Fund approved its respective proposal to merge (each, a “Selling Fund”) with and into the corresponding class of a corresponding buying fund (the “Buying Fund”) listed in the table below (each, a “Reorganization”). Each reorganization had been previously approved by the Board of Trustees of each Selling Fund.

Selling Fund	Buying Fund
SSGA Money Market Fund	State Street Institutional Liquid Reserves Fund
Class N	Administration Class
SSGA Prime Money Market Fund	State Street Institutional Liquid Reserves Fund
Class N	Trust Class
SSGA U.S. Government Money Market Fund	State Street Institutional U.S. Government Money Market Fund
Class N	Administration Class
SSGA U.S. Treasury Money Market Fund	State Street Institutional Treasury Plus Money Market Fund
Class N	Trust Class

Accordingly, it is expected that at the close of business on August 26, 2016, the Reorganization of the Selling Funds will be completed and your shares will be converted into shares of the corresponding Buying Fund. Shares of the Buying Funds are each a series of the State Street Institutional Investment Trust and offered in a separate Prospectus. To receive a copy of the Prospectus for the corresponding Buying Fund that you are a shareholder of as a result of the Reorganization, please contact us at (866) 392-0869 or by visiting our website at www.ssga.com/cash.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE